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                                  EXHIBIT 10.1

                          LEASE DATED FEBRUARY 5, 1999


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                             THE ATRIUM OFFICE LEASE

         THIS LEASE is made as of the 5TH day of FEBRUARY, 1999, by and between Landlord and Tenant, upon the following terms and conditions:

SECTION 1. BASIC LEASE PROVISIONS.

                  These Basic Lease Provisions set forth the basic terms of this Lease. In the event of any inconsistency between the terms set forth in these Provisions and any other provision of this Lease, the Basic Lease Provisions shall prevail.

         1.1 TENANT:

             Name and Address of Tenant:         Stockup.com, Inc
                                                 333 N. Rancho Drive #810
                                                 Las Vegas, NV 89106
                                                 Telephone: 702-648-6400

         1.2 LANDLORD:

             Name and Address of Landlord:      L.V. Atrium, Inc.
                                                C/O Imperial Credit Commercial
                                                Mortgage
                                                Investment Corp.
                                                11601 Wilshire Boulevard,
                                                Suite 2080
                                                Los Angeles, CA  90025
                                                Telephone:  (310) 231-1280
                                                Facsimile:    (310) 231-1281

         1.3 PREMISES: Suite 650, 333 North Rancho Road, Las Vegas, NV, as shown on EXHIBIT A.

                  Premises Area: 8057 sq. ft.
                  Building Area: 138,230 sq. ft.
                  Tenant's Proportionate Share: 5.83%

         1.4 TERM: 4 Lease Years and 0 months

                           Expiration Date:          March 31, 2003
                           Commencement Date:        April 1, 1999
                           Options to Extend:        Not applicable

         1.5 BASE RENT: For the period from April 1, 1999 through and including March 31, 2000 Base Rent shall be $13,294.05 per month;

                  For the period from April 1, 2000 through and including March 31, 2001, Base Rent shall be $13,696.90 per month;

                  For the period from April 1, 2001 through and including March 31, 2002, Base Rent shall be $14,099.75 per month;

                  For the period from April 1, 2002 through and including March 31, 2003, Base Rent shall be $14,502.60 per month;

                  Adjustments:  SEE ADDENDUM


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         1.6 SECURITY DEPOSIT: $23,294.05

                  If (a) between the date hereof and March 15, 2001 all rent and other amounts due to Landlord pursuant to the terms of this Lease shall have been paid on or before the due date therefor and in full, and in addition thereto (b) on or before March 1, 2001 Tenant shall have paid to Landlord an amount equal to the installment of base rent due and payable on March 1, 2001 reduced by the amount to be applied to that installment from the Security Deposit pursuant to this sentence, $10,000 of the Security Deposit then held by Landlord (or if the amount of the Security Deposit then held by Landlord and not otherwise applied is less than $10,000, the entire unapplied amount of the Security Deposit then held by Landlord) shall be applied toward the installment of base rent due and payable on March 1, 2001.

         1.7 BASE YEAR: 1999

         1.8 PERMITTED USE: For general office use for an internet sales and marketing company, and for no other use or purpose.

         1.9 BROKER(S): First City Corporation Susan Phillip - Landlord's Representative

         1.10 GUARANTOR(S): N/A

         1.11 DEFINITIONS: All capitalized terms used in this Lease shall have the meanings specified in this SECTION 1 or in SECTION 43 or in any Addendum to this Lease.

         1.12 EXHIBITS: The following Exhibits are attached to this Lease and incorporated herein by this reference:

                  EXHIBIT A - Floor Plan(s) showing the location of the Premises EXHIBIT B - Statement of Commencement Date
                  EXHIBIT C - Work Letter
                  EXHIBIT D - Rules and Regulations for the Project
                  EXHIBIT E - Form of Guaranty

         1.13 PARKING. Tenant shall have two reserved parking stalls in the Parking Facilities, each of which stalls shall be in a location designated by Landlord from time to time.

         1.14 ADDENDUM ATTACHED:    X   Yes              No
                                  -----             ----

SECTION 2. LEASE OF PREMISES.

         2.1 LEASE TO TENANT. Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, for the Term, subject to the other provisions of this Lease. Landlord and Tenant agree on the area of the Premises and the Project set forth in the Basic Lease Provisions, and no remeasurement shall result in any increase or decrease in Base Rent or other Rent; provided, however, that Landlord shall remeasure the Premises in accordance with Building Owners and Managers Association standards or other appropriate standards as determined by Landlord and, if such remeasurement discloses that the actual square footage of the Premises, as so remeasured, exceeds or is less than the square footage reflected in Section 1.3, above, by an amount that is more than 5% of the square footage reflected in said in
Section 1.3, above, the Base Rent and other amounts payable pursuant to this Lease shall be proportionally adjusted to reflect the actual square footage of the Premises. If the actual square footage of the Premises, as so remeasured, is 5% or less of the square footage reflected in said Section 1.3, above, the variance between the square footage reflected in said in Section 1.3, above and the actual square footage of the Premises shall be deemed immaterial, and there shall be no adjustment to the Base Rent and other amounts payable as set forth in this Lease.


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         2.2 COMMON AREAS. Tenant shall have the nonexclusive right to use the
Common Areas, subject to the Rules and Regulations. Tenant's rights are subject to Landlord's right to make changes to the Common Areas or the use of such Common Areas which Landlord deems reasonable, perform maintenance and repairs and otherwise use the Common Areas as Landlord may deem appropriate in its reasonable judgment. Landlord shall not be obligated to light the Common Areas outside the hours specified in the Rules and Regulations.

         2.3 TITLE. Tenant's leasehold estate in the Premises under this Lease is subject to: (a) the Matters of Record; and (b) the effect of any and all Laws applicable to the use and occupancy of the Premises.

         2.4 ACCEPTANCE OF PREMISES; PROJECT. Tenant accepts the Premises, the Common Areas and Project as satisfactorily completed and acknowledges that the Premises and the Project are in good and satisfactory condition as of the time when possession is taken.

         2.5 DELIVERY OF POSSESSION. Landlord shall deliver to Tenant possession of the Premises upon the Commencement Date, free and clear of all other tenants and occupancies. Landlord shall not be liable for any delay in delivery of possession of the Premises, but the Commencement Date and the Expiration Date shall be extended by the same number of days of delay. Landlord makes no representation or warranty with respect to the occupancy by any tenant or occupant (whether a major tenant or occupant, a small shop tenant or occupant, or the tenant or occupant of any pad or lot within the Project), the date on which any such tenant or occupant accepted or will accept occupancy of its space or use to which any other tenant or occupant will put its leased space.

         2.6 QUIET POSSESSION. Upon paying all Rent and performing all other required covenants and conditions, Tenant shall be entitled to quietly have, hold, and enjoy the Premises during the Term, subject to Landlord's rights under this Lease.

         2.7 USE OF PREMISES. Tenant and Tenant's Employees shall use the Premises solely for the uses specified in the Basic Lease Provisions and Tenant shall, at is sole cost and expense, faithfully observe and promptly comply and cause the Premises to comply with all Rules and Regulations, signage criteria and any Laws or Matters of Record now in force or which may hereafter be in force with respect to Tenant's use, occupancy and possession of the Premises. Tenant shall at all times keep the Premises in a clean and wholesome condition, and shall further comply with all requirements of any board of fire underwriters or other similar body now or hereafter constituted. In no event shall Landlord be liable to Tenant for any damage or claims suffered or incurred as a result of the failure of Tenant, or any other Person (other than Landlord) to conform to the foregoing.

         2.8 CHANGES TO PROJECT. Landlord reserves the right, in its sole discretion, at any time to make permanent or temporary changes or replacements to the Project, including but not limited to the Common Areas, so long as such change or replacement does not materially and adversely affect Tenant's use of the Premises for the conduct of its business. Landlord's activities may require the temporary alteration of means of ingress and egress to the Project and the installation of scaffolding and other temporary structures while the work is in progress. None of the same shall be considered to be a constructive eviction of Tenant from the Premises, or give Tenant any right to rent abatement or otherwise alter the rights or obligations (including Rent) of Tenant under this Lease.

         2.9 NAME OF PROJECT. Landlord may change the name and/or the address of the Project at its sole discretion.

         2.10 RELOCATION OF PREMISES. Landlord shall have the right at any time, upon at least 90 days' written notice to Tenant, to relocate Tenant at Landlord's cost to other comparable premises in the Project ("RELOCATED PREMISES").

SECTION 3. RENT.

         3.1 PAYMENT OF BASE RENT. Tenant shall pay to Landlord the Base Rent specified in SECTION 1.5 (adjusted as provided below), in advance on or before the first day of each calendar month during the Term without demand, deduction or setoff.

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         3.2 PAYMENT OF ADDITIONAL RENT. In addition to the Base Rent, Tenant shall pay as Additional Rent:

                  3.2.1 All personal property taxes assessed against and levied upon any Personal Property and Tenant Alterations (including a satellite dish, if any, that may be installed on the roof of the Building by or on behalf of Tenant, as contemplated by Section 49 of this Lease) prior to delinquency.

                  3.2.2 Tenant's Proportionate Share of the Excess Expense (as hereinafter defined) incurred during the Term, payable in accordance with
SECTION 3.3.

                  3.2.3 All additional charges for any services, goods or materials furnished by Landlord at Tenant's request or relating to Tenant's specific use of the Premises.

                  3.2.4 All other sums payable by Tenant hereunder.

         3.3 PAYMENT OF OPERATING COSTS. In addition to the Base Rent, commencing on the first day of each calendar month during the Term, Tenant shall pay in monthly installments an amount equal to Tenant's Proportionate Share of the excess of Direct Expenses for such year over the Direct Expenses for the Base Year (the "EXCESS EXPENSE") in accordance with the following provisions:

                  3.3.1 Following the end of each calendar year, Landlord shall deliver to Tenant a good faith estimate of the Excess Expenses for the next calendar year (the "EXCESS EXPENSE ESTIMATE"). The Excess Expense Estimate shall show the amount previously paid by Tenant for Excess Expenses for the previous calendar year. In addition to the Base Rent provided for in SECTION 3.1, above, on the first day of each calendar month during each calendar year, Tenant shall pay one-twelfth (1/12th) of the Excess Expense Estimate for said calendar year.

                  3.3.2 Landlord may periodically revise the Excess Expense Estimate to reflect changed circumstances, and Tenant shall make subsequent payments for Direct Expenses based upon the revised Excess Expense Estimate.

                  3.3.3 After each calendar year in the Term, Landlord shall deliver to Tenant a statement of the actual Excess Expenses (the "ANNUAL STATEMENT"). The Annual Statement shall state the amount by which Tenant has underpaid or overpaid Tenant's Proportionate Share of the Excess Expenses. Tenant shall pay any deficiency to Landlord within 30 days after receipt of the Annual Statement. The amount of any overpayment shall be refunded to Tenant or credited against Rent next coming due.

                  3.3.4 Tenant shall have 30 days after delivery of the Annual Statement to object in writing to the accuracy of the statement. If Tenant does not make its written objection within that period, the Annual Statement shall be binding upon Tenant. Whether or not Tenant objects to the Annual Statement, Tenant shall pay any amount required by such Statement within the 30 day period.

                  3.3.5 In the event Landlord elects to rehabilitate the Project, excluding any construction of additional leasable space, the costs of such rehabilitation shall be shared by Tenant as an Operating Cost; provided, however, such rehabilitation costs shall be amortized over the useful life of the rehabilitation [not to exceed fifteen (15) years] using the interest rate actually charged by the actual rehabilitation lender as arranged by Landlord.

                  3.3.6 Even though the Term has expired or this Lease has been terminated and Tenant has vacated the Premises, when the final determination is made of Tenant's Proportionate Share of Excess Expenses pursuant to this SECTION
3.3 for the year in which the Term expires or this Lease terminates, Tenant shall promptly pay any amount due over the estimated amount of the same previously paid by Tenant for such year, and conversely, any overpayment made shall be promptly refunded by Landlord to Tenant; provided however, that all or any part of any such refund may be applied by Landlord in payment of any delinquent or past due sums, including Base Rent or any other amounts due from Tenant.


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         3.4 ANNUAL BASE RENT ADJUSTMENT. BASE RENT SHALL BE ADJUSTED PER
SECTION 1.5 OF THE LEASE. The Base Rent for the second Lease Year, and each Lease Year thereafter, shall be an amount equal to the Base Rent in effect for the preceding Lease Year multiplied by a fraction, equal to the Index for the month which is 3 months prior to the beginning of the Lease Year for which Base Rent is being determined, divided by the Index for the same month in the preceding year. In no event, however, shall the Base Rent for the second Lease Year and each Lease Year thereafter be less than the Base Rent in effect immediately prior to each such Lease Year.

         3.5 SECURITY DEPOSIT. Concurrently with the execution of this Lease, Tenant shall deposit with Landlord the Security Deposit. Landlord shall not be required to pay interest on the Security Deposit or keep the Security Deposit separate from its general funds. Upon any Default by Tenant, Landlord may use the Security Deposit to the extent necessary to make good any arrears of sums payable by Tenant under this Lease, or to compensate Landlord for any damage, injury, expense or liability caused by Tenant's Default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit a certified or bank cashier's check with Landlord in an amount sufficient to restore the Security Deposit to its amount immediately preceding such use or application of funds and Tenant's failure to do so shall be a Default under this Lease. The balance of the Security Deposit remaining at the end of the Lease Term shall be returned after all of Tenant's obligations have been fulfilled. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter Landlord shall have no further liability for the return of such Security Deposit. Tenant agrees to look solely to such transferee or assignee for the return of the Security Deposit; PROVIDED, HOWEVER, that if such transferee or assignee is a foreclosing lender or a third party purchaser at a judicial or non-judicial foreclosure sale (or transfer by deed in lieu thereof), such transferee or assignee (and its successors and assigns) shall be obligated to return the Security Deposit to Tenant if and only if it has actually received the same from Landlord. Landlord and its successors and assigns shall not be bound by any actual or attempted assignment or encumbrance of the Security Deposit by Tenant; provided, however, if Tenant's interest in this Lease has been assigned, Landord shall, provided that Landlord has been furnished with a fully executed copy of the agreement assigning such Security Deposit, return the Security Deposit to such assignee in accordance with the terms and conditions hereof. If Landlord returns the Security Deposit to Tenant's assignee as aforesaid, Landlord will have no further obligation to Tenant or any other party with respect thereto.

         3.6 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult, if not impossible, to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after said amount is past due, then, in addition to all other remedies provided herein, Tenant shall pay to Landlord a late charge equal to the greater of (i) ten (10%) percent of such overdue amount (but in no event greater than the maximum amount permitted by law), or (ii) a service charge equal to the sum of $50.00 plus $10.00 per day for each day after the due date for which Tenant's failure to pay continues, plus, in either event, all attorneys' fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant, and that it does not constitute a forfeiture or penalty. Acceptance of such late charges by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. Landlord may, at its option, include all late charges accrued during any calendar year in the estimated charges to be paid by Tenant for the ensuing year, and may deduct all late charges from the security deposit, if any, being maintained in accordance with SECTIONS 1.6 AND 3.5.

SECTION 4. ALTERATION AND IMPROVEMENTS.

         4.1 ALTERATIONS BY TENANT. At its sole cost and expense, Tenant shall have the right to make Tenant Alterations which have received Landlord's prior written approval (which will not be unreasonably withheld), so long as each of the following conditions is met:


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                  4.1.1 The proposed Tenant Alterations are:

                           (i) Are normal for general office use and will not
adversely affect the utility of the Premises for future tenants;

                           (ii) Will not alter the exterior appearance of the
Project;

                           (iii) Will not of a structural nature and will not
weaken or impair the structural strength of the Project; and

                           (iv) Will not adversely affect or increase demands on
any of the mechanical, electrical, sanitary, or other Systems and Equipment;

                  4.1.2 Landlord shall have approved complete construction drawings and specifications for the proposed Tenant Alterations. Any change must be approved by Landlord.

                  4.1.3 Landlord shall have approved of Tenant's contractor, such approval to be granted or withheld in Landlord's absolute discretion;

                  4.1.4 Landlord shall have been furnished with original certificates of insurance from a company approved by Landlord, showing Landlord as an additional insured on public liability, automobile liability, property damage, and worker's compensation policies, with such limits as Landlord may reasonably require; and

                  4.1.5 Landlord shall have been furnished with copies of all building and/or other applicable permits or licenses required for the prosecution of the work.

         4.2 WORK DONE BY TENANT. Any Tenant Alterations shall comply with the following:

                  4.2.1 All work shall be in compliance with all Laws. Any work not acceptable to any governmental authority or agency having jurisdiction over such work or not reasonably satisfactory to Landlord shall be promptly corrected by Tenant at Tenant's expense.

                  4.2.2 Tenant and Tenant's Employees shall not install plumbing, mechanical, electrical wiring or fixtures, ceilings, partitions, or other alterations which, in Landlord's judgment, may adversely affect any of the Project systems or their performance (including, but not limited to, the heating, ventilating and air-conditioning systems).

                  4.2.3 All work by Tenant and Tenant's Employees shall be performed diligently until completed and pursuant to any scheduling requirements imposed by Landlord.

         4.3 NO LIABILITY OF LANDLORD. Landlord shall have no liability for any faulty work or defect regardless of Landlord's approval of Tenant Alterations or plans and specifications.

         4.4 REIMBURSEMENT TO LANDLORD. Tenant shall reimburse Landlord for any expense incurred by Landlord in approving the plans and specifications for Tenant Alterations and in reviewing the progress of their construction, and any expense incurred by Landlord by reason of faulty work or inadequate cleanup.

         4.5 PROPERTY OF LANDLORD. All Tenant Alterations shall remain in the Premises at the expiration or earlier termination of the Term, and shall become the property of Landlord, without any compensation to Tenant. At Landlord's written election, Tenant shall remove all of such items from the Premises and Tenant shall repair any damage caused by the removal.


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         4.6 NOTICE OF WORK COMMENCEMENT. Before commencing any work with respect to the Tenant Alterations, Tenant shall notify Landlord in writing not less than 5, nor more than 10, business days prior to the date such work commences. Landlord shall have the right to post all appropriate notices of non-responsibility.

         4.7 MECHANICS' LIENS. Tenant shall pay for all labor and materials supplied to the Premises for Tenant. Tenant shall not permit any mechanics' or similar liens to be filed against the Land or the Project, or against Tenant's leasehold interest in the Premises.

         4.8 COMPLETION BOND. Landlord may require Tenant, at Tenant's sole cost, to obtain and provide to Landlord a lien and completion bond in a form and by a surety acceptable to Landlord, and in amount no less than 1 and 1/2 times the estimated cost of such Tenant Alterations.

SECTION 5. REPAIR AND MAINTENANCE.

         5.1 TENANT'S OBLIGATIONS. Tenant shall keep the Premises, excepting only structural portions thereof, and all signs installed by Tenant in good condition and repair, whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such portion of the Premises. Without limiting the generality of the foregoing, Tenant shall maintain at its expense any and all plumbing, HVAC, alarm, fire/life/safety and electrical systems, fixtures and equipment located within the Premises or serving only the Premises, in good order, condition and repair in a manner satisfactory to Landlord in its reasonable business judgment. In addition, all damage to the Premises or the Project caused by Tenant or Tenant's Employees, or the failure of Tenant or Tenant's Employees to comply with this Lease and the Rules and Regulations, shall be promptly repaired by Tenant at Tenant's expense. Landlord may make any repairs that are not promptly made by Tenant and charge Tenant for the cost thereof, together with interest thereon at the Default Rate. Tenant waives all rights to make repairs to the Premises at the expense of Landlord, or to deduct the cost thereof from Rent. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises and all alterations, additions and improvements in the same condition as when received, ordinary wear and tear excepted.

         5.2 LANDLORD'S OBLIGATIONS. Landlord shall maintain and repair the Systems and Equipment, the Common Areas, and the structural elements of the Project, except that Landlord shall not be responsible to repair any damage or wear and tear which is the result of the negligence or willful misconduct of Tenant or Tenant's Employees. In no event shall Landlord have any liability for interruption or interference in Tenant's business, or for any other damages (whether direct or consequential), nor shall Rent be abated, on account of Landlord's failure to make repairs or on account of Landlord's performance of its maintenance and repair obligations under this Section 5.2.

SECTION 6. BUILDING SERVICES.

         6.1 PROVISION BY LANDLORD. Landlord shall furnish the Premises with the following Basic Services, provided Landlord reserves the right to adopt such reasonable non-discriminatory modifications and additions hereto as it deems appropriate.

                  6.1.1 As long as Tenant is not in default under any of the terms, covenants, conditions, provisions or agreements of the Lease, Landlord shall, subject to limitations and provisions hereinafter set forth in this
SECTION 6.1:

                           (a) Provide automatic elevator facilities on Monday
through Friday from 8:00 a.m. to 6:00 p.m., excepting state and federal holidays, and have one automatic elevator available at all other times.

                           (b) Provide to the Premises, during the times
specified in SECTION 6.1.1(A) hereof (and at other times for an additional charge to be fixed from time to time by Landlord), heating, ventilation, and air conditioning ("HVAC") as is necessary in Landlord's judgment for the comfortable occupancy of Premises for general office purposes, subject to any energy conservation or other regulations which may be applicable from time to time. Landlord shall not be responsible for maintaining comfortable room temperatures if Tenant's lighting and receptacle

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loads exceed those listed in SECTION 6.1.1(C) hereof, or if the Premises contain other heat generating equipment in excess of those normally found in space used for, or are used for other than, general office purposes.

                           (c) Furnish to the Premises, during the times
specified in SECTION 6.1.1(A) hereof, electric current for routine lighting and the operation of general office machines such as typewriters, dictating equipment, desk model adding machines, and the like, which use 110 volt electric power, which lighting shall not exceed the capacity of Building standard office lighting and receptacles. In no event shall the total electrical requirement for the Premises exceed 3 watts per square foot of usable area, nor shall it exceed any limits imposed by any governmental or quasi-governmental authority. Tenant agrees, should its electrical installation or electrical consumption be in excess of the foregoing use or extend beyond the times specified in SECTION 6.1.1(A), to reimburse Landlord for the cost of such utilities. In such event, Landlord may install, at Tenant's expense, any necessary meters for measuring Tenant's utility consumption.

                           (d) Furnish water for drinking fountains and
restrooms provided by Landlord; but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and restroom purposes, Landlord may install, at Tenant's cost, a water meter and thereby measure Tenant's water consumption for all purposes, and Tenant shall pay for such water usage at Landlord's standard charge for such service.

                           (e) Provide janitorial services to the Premises,
Monday through Friday (except Holidays), such services to be consistent with janitorial services provided by landlords of similar office buildings in the vicinity of the Building, provided that the Premises are used exclusively as offices and are kept reasonably in order by Tenant. Notwithstanding the foregoing, if the Premises are not used exclusively as offices, or if any Tenant Alterations require janitorial services in excess or such standard janitorial services as provided by Landlord, Tenant shall employ such persons as approved by Landlord to perform such additional janitorial services at Tenant's expense and to the satisfaction of Landlord. In the alternative, and at Landlord's sole option, Landlord may provide such additional janitorial services and Tenant shall promptly reimburse Landlord for the cost and expense of such additional janitorial services immediately upon receipt of any invoice for such services by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises for general office purposes.

         6.1.2 No electrical equipment, air conditioning or heating units, or plumbing additions shall be installed, nor shall any changes to the Building's HVAC, electrical or plumbing systems be made without prior written approval of Landlord, which consent shall be subject to Landlord's sole and absolute discretion. Landlord reserves the right to designate and/or approve the contractor to be used. Any permitted installations shall be made under Landlord's supervision, Tenant shall pay any additional cost on account of any increased support to the floor load or additional equipment required for such installations, and such installations shall otherwise be made in accordance with
SECTION 4 of the Lease.

         6.1.3 Landlord shall not provide reception outlets or television or radio antennas for television or radio broadcast reception, and Tenant shall not install any such equipment without prior written approval from Landlord, which approval may be withheld in Landlord's sole discretion.

         6.1.4 Tenant will not, without prior written consent of Landlord, use any apparatus, machine or device in the Premises, including, without limitation, duplicating machines, computers and machines using current in excess of 110 volts, which will in any way increase the amount of electricity or water required to be furnished or supplied for use of the Premises in excess of that which would be required for use of the Premises as general office space as of the date of the Lease, nor connect with electric current, except through existing electrical outlets in the Premises, any apparatus or device for the purpose of using electric current in excess of that now usually furnished or supplied for use of the Premises as general office space.

         6.1.5 Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of the Building's HVAC, electrical and plumbing systems. Tenant shall comply with all Laws in connection with building services furnished to the

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Premises, including, without limitation, any governmental rule or regulation relating to the heating and cooling of the Building.

         6.1.6 Landlord reserves the right to reduce, interrupt or cease services of the HVAC, elevator, plumbing, and electric systems, when necessary, by reason of accident, emergency or governmental regulations, or for repairs, additions, alterations or improvements to the Premises or the Building until the repairs, additions, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning, or utility services, when prevented from so doing by strike, lockout or accident, or by any cause whatever beyond Landlord's reasonable control, or by any Laws, labor trouble or any other cause whatsoever, or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants, conditions, provisions or agreements in the Lease, or performance of any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike, labor dispute, lockout, any applicable Laws, accident, breakage, or repairs, or any other cause whatever beyond Landlord's reasonable control, or where reasonable efforts are made to restore service, nor shall Rent be abated in any manner whatsoever by such failure of services.

         6.1.7 With respect to any meter installed as contemplated in SECTIONS 6.1.1(C) or (D) hereof, Tenant shall keep the meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause the meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for utilities consumed as shown by the meter, as and when billings therefor are rendered, and in the event of Tenant's default in making such payment, Landlord may pay the charges and collect the same from Tenant as Additional Rent.

         6.2 ADDITIONAL SERVICES. Should Tenant require Additional Services, Tenant agrees to pay on demand, as Additional Rent, the expense of all Additional Services, and Landlord shall be entitled to impose and collect charges for Additional Services. Landlord may cause a switch and metering system to be installed at Tenant's expense to measure the amount of utility services consumed. The cost of any such meters and of their installation, maintenance, repair and replacement shall be paid by Tenant.

         6.3 INTERRUPTION. No interruption or malfunction of any Basic Services or Additional Services shall constitute an eviction or disturbance of Tenant's use and possession of the Premises or a breach by Landlord of any of its obligations hereunder, nor render Landlord liable for damages or entitle Tenant to be relieved from any of its obligations under this Lease, specifically including, but not limited to, Tenant's obligation to pay Rent. In the event of any such interruption, however, Landlord shall use reasonable diligence to restore such service.

SECTION 7. ASSIGNMENT AND SUBLETTING.

         7.1 RESTRICTION ON ASSIGNMENT AND SUBLETTING. Tenant shall not make any Transfer without obtaining Landlord's written approval. Tenant shall provide Landlord with prior written notice ("TRANSFER NOTICE") of the proposed Transfer, containing the items specified in SECTION 7.2 below. Any such attempted Transfer without the approval of the Landlord shall be null and void and of no effect and shall constitute an incurable Default.

         7.2 DOCUMENTATION REQUIRED. The Transfer Notice shall be accompanied by each of the following:

                  7.2.1 A copy of all proposed Transfer Documents.

                  7.2.2 A statement setting forth the name, address and telephone number of the Transferee, and all principal owners of the Transferee.

                  7.2.3 Current financial information regarding the proposed Transferee, including a statement of financial condition.


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



                  7.2.4 For any sublease, a description of the portion of the Premises to be sublet.

         7.3 PARTNERSHIP TENANT. If Tenant is a partnership, a dissolution of the partnership or a change in ownership of 50% or more of the voting or equity interests in the partnership, or in any tier of the partnership (including the admission of new partners or withdrawal of existing partners having a controlling interest) as of the sate of this Lease, shall be deemed a Transfer, regardless of whether the Transfer is made by one or more transactions, or whether one or more persons hold the controlling interest prior or subsequent to the Transfer.

         7.4 MERGER. The transfer of any of Tenant's stock pursuant to merger or consolidation shall not be deemed to be a Transfer provided that Tenant is not released from any of its obligations under this Lease.

         7.5 REASONABLE DISAPPROVAL. Landlord shall not be deemed to have unreasonably withheld approval a Transfer if consent to such Transfer is conditioned on any of the following grounds:

                  7.5.1 The business of the proposed Transferee and its use of the Premises shall not conflict with any exclusive use granted to any other tenant of the Project.

                  7.5.2 The proposed Transferee must be reputable and of good character with a net worth sufficiently large and liquid for the proposed Transferee to meet its obligations.

                  7.5.3 The subtenant or assignee must assume Tenant's obligations (other than Base Rent) under the Lease relating to the portion of the Premises transferred.

                  7.5.4 The proposed Transferee shall not be a governmental entity or agency.

                  7.5.5 There does not then exist any default by Tenant under this Lease or any non-payment or non-performance by Tenant under this Lease which, with the passage of time and/or the giving of notice, would constitute a Default.

                  7.5.6 The proposed Transferee is not a tenant in the Building nor has it negotiated with Landlord for a lease of space within the Building for a period of one year.

         7.6 CONTINUING OBLIGATIONS.

                  7.6.1 Notwithstanding any Transfer, Tenant shall remain fully liable for the performance of all obligations contained in this Lease. Any act or omission of a Transferee that violates any Lease obligations shall be a Default by Tenant.

                  7.6.2 Landlord shall have the right to approve the terms of each Transfer authorized by Landlord.

         7.7 RECAPTURE. Notwithstanding anything to the contrary contained in this SECTION 7, Landlord may elect to terminate this Lease as to the portion of the Premises sought to be subject to the Transfer, except that this Lease shall terminate only for the term contemplated by the proposed Transfer if the Transfer would be for a period ending more than one year before the end of the Term.

         7.8 TRANSFER PREMIUM. Landlord shall be entitled to receive as Additional Rent all revenue from the Transfer in excess of the amounts payable under this Lease for the space subject to Transfer, including any so-called key money or personal property lease, rent or sales proceeds.

         7.9 LANDLORD'S RIGHTS TO TRANSFER. Landlord shall have the right to sell, transfer, hypothecate or assign any or all of its rights and obligations under this Lease. Upon the transfer of all of Landlord's interest under this Lease, all liabilities and other obligations of the Landlord arising on or after the date of the transfer shall be the sole

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



responsibility of the transferee. The transferor is hereby released from any claim with respect thereto upon the assumption of the obligations of Landlord hereunder by the transferee.

SECTION 8. INSURANCE/INDEMNITY.

         8.1 POLICIES. All insurance required to be carried by Tenant hereunder shall be issued by insurance companies qualified to do business in the State of Nevada and rated A:XII or better in the most current issue of "Best's Key Rating Guide@, and shall be in form and substance and subject to deductibles acceptable to Landlord in all respects. Current, original certificates evidencing the existence and amounts of such insurance shall be delivered to Landlord by Tenant at least 30 days prior to (a) Tenant's taking occupancy of the Premises, and (b) the expiration of any policy required hereunder. No policy shall be subject to cancellation or modification except after not less than 30 days' written notice to Landlord and any Lender.

         8.2 EXTENDED COVERAGE. During the Term, Tenant shall procure and maintain policies of casualty insurance at its own expense covering (a) all Tenant Alterations, and (b) any and all Personal Property, in an amount not less than 100% of their actual replacement cost from time to time, providing protection against any peril included within the classification "fire and extended coverage," together with insurance against sprinkler damage, vandalism and malicious mischief. Such insurance shall include a code compliance endorsement. The proceeds of such insurance shall be used for the repair or replacement of the property insured, except that in the event of a loss occurring after the last 6 months of the Term, the proceeds under clause (a) above shall be paid and belong to Landlord, and the proceeds under clause (b) above shall be paid and belong to Tenant. Each policy required under this
SECTION 8.2 shall contain a loss payable endorsement (form 438BFU or an alternative acceptable to Landlord in its sole discretion) requiring all proceeds to be paid to Landlord or to a Lender designated by Landlord.

         8.3 COMMERCIAL GENERAL LIABILITY; OTHER INSURANCE.

                  8.3.1 COMMERCIAL LIABILITY INSURANCE. Tenant shall procure and maintain during the Term, at its own expense, commercial general liability insurance for injury to or death of any person in connection with the construction of improvements on the Premises and with Tenant's use of the Premises and related property. Such insurance shall have limits of not less than $2,000,000 for injuries to persons in one accident, not less than $2,000,000 for injury to any one person, and not less than $1,000,000 with respect to damage to property; EXCEPT that the limits of liability shall be adjusted from time to time during the Term to such higher limits as Landlord may reasonably require under then current conditions. Tenant shall also carry such additional insurance as Landlord requires from time to time.

                  8.3.2 OTHER INSURANCE. Tenant shall procure and maintain during the Term, at its own expense, Workers Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute, Employers Liability Coverage of One Million Dollars ($1,000,000.00) per occurrence, and coverage against such other perils, all in such form and amounts, and with such deductibles, as Landlord from time to time may reasonably require.

         8.4 WAIVER OF SUBROGATION. So long as the same does not impair any insurance coverage required hereunder, Tenant and Landlord each hereby waive:
(a) any rights of recovery against the other and the officers, agents, and representatives of the other for injury or loss covered by insurance, to the extent of the injury or loss covered thereby, and (b) on behalf of their respective insurance companies, any right of subrogation that either may have against the other. All policies of insurance which Tenant or Landlord obtains pursuant to this Lease shall include a clause or endorsement denying the insurer any right of subrogation against Landlord and/or Tenant, so long as the same can be obtained from an insurance company meeting the standards set forth in SECTION
8.1 above.

         8.5 TENANT'S FAILURE TO INSURE. If Tenant fails to maintain any insurance required by this Lease, Tenant shall be liable for any loss or cost resulting from that failure. Landlord may, but shall not be obligated to, provide for such insurance at Tenant's cost. This SECTION 8.5 shall not waive any of Landlord's other rights and remedies under this Lease. Tenant shall not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by the standard form of any insurance policy required hereunder. Tenant agrees to pay for any increase in premiums for

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



insurance referred to herein that may be charged during the Lease Term on the amount of such insurance which may be carried by Landlord on the Premises or the Project, resulting from any activity on or in connection with the Premises, whether or not Landlord has consented to the same.

         8.6 INDEMNITY. Tenant hereby indemnifies Landlord and Landlord's Employees, and shall forever save and hold Landlord and Landlord's Employees harmless, from and against all obligations, liens, claims, liabilities, costs (including, but not limited, to all attorneys' and other professional fees and expenses), actions and causes of action, threatened or actual, which Landlord may suffer or incur arising out of or in connection with Tenant's and Tenant's Employees actions and omissions relating to this Lease, including without limitation (a) the use by Tenant and Tenant's Employees of the Premises, (b) the conduct of Tenant's business, (c) any activity, work or things done, permitted or suffered by Tenant in or about the Premises or the Project, (d) Tenant's or Tenant's Employees' failure to comply with any applicable Law, or (e) any negligence or willful misconduct of Tenant or any of Tenant's Employees. In case of any claim, demand, action or cause of action, threatened or actual, against Landlord, upon notice from Landlord, Tenant shall defend Landlord at Tenant's expense by counsel reasonably satisfactory to Landlord. If Tenant does not provide such a defense against any and all claims, demands, actions or causes of action, threatened or actual, then Tenant shall, in addition to the above, pay Landlord the expenses and costs incurred by Landlord in providing and preparing such defense, and Tenant agrees to cooperate with Landlord in such defense, including, but not limited to, the providing of affidavits and testimony upon request of Landlord.

         8.7 LANDLORD'S INSURANCE. Landlord shall insure the Project during the Term against damage by fire, and standard extended coverage perils, and shall carry public liability insurance and insurance against such other perils with respect to the Premises, the Project, the Lease, the Rent and other amounts payable thereunder, portions of any thereof or matters related thereto as Landlord reasonably may determine to be necessary or appropriate from time to time insuring Landlord, all in such amounts and with such deductibles as Landlord may determine from time to time in its sole discretion. None of the insurance carried by Landlord shall name Tenant as an insured or otherwise be for the benefit of Tenant, as a third party beneficiary or otherwise.

         8.8 TENANT'S ASSUMPTION OF RISK. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises from any cause, and Tenant hereby waives all related claims against Landlord. Such assumption and waiver includes without limitation any damage or injury arising out of the so-called "Year 2000" problem relating to the inability of computers and microprocessors (including imbedded chips) to distinguish between dates before and from and after January 1, 2000; in no event shall Tenant be entitled to any damages, rent abatement or right to terminate this Lease for causes related to such problems. Without implying any obligation of Landlord or Landlord's Employees to accept any of Tenant's property for safekeeping, Landlord and Landlord's Employees shall not be liable for any damages to property entrusted to Landlord or Landlord's Employees, nor for loss of or damage to any property in or about the Premises by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause whatsoever unless caused solely by the gross negligence of Landlord or Landlord's Employees. In no event shall Landlord be liable for loss of profits or business interruption, nor shall Landlord be liable for consequential damages. Landlord and Landlord's Employees shall not be liable for any latent defect in the Premises or in the Project. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Project.

         8.9 EXEMPTION OF LANDLORD. In the event that Landlord is prevented or delayed from making any repairs or furnishing any services or performing any other covenant or duty to be performed by Landlord hereunder by reason of any Force Majeure, Landlord shall not be liable to Tenant therefor, nor shall Tenant be entitled to any abatement of Rent, or to claim an actual or constructive, total or partial eviction from the Premises. Tenant hereby agrees that Landlord shall not be liable for any injury to Tenant's business or any loss of income therefrom or for damage to the furniture, fixtures, equipment and other property of Tenant or Tenant's Employees from any cause whatsoever. Landlord shall not be liable for any damage, destruction or loss of property or for any injury or death to any person arising from any act or neglect of any other tenant or other occupant or user of the Project, or any matter beyond the reasonable control of Landlord.


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



SECTION 9. DAMAGE OR DESTRUCTION.

         9.1 DAMAGE GENERALLY. If any part of the Premises or the Project is damaged by fire or other casualty and the damage affects Tenant's use or occupancy of the Premises, Tenant shall give prompt notice to Landlord. To the extent that Landlord receives insurance proceeds in connection with such casualty, Landlord shall repair such damage with reasonable diligence. If any substantial part of the Premises is rendered untenantable by reason of damage not caused by the negligence or willful misconduct of Tenant or any of Tenant's Employees, for more than 30 consecutive days, then the Base Rent hereunder shall thereafter abate in proportion to the rentable area of the Premises rendered untenantable until the date when such part of the Premises shall have been made tenantable, UNLESS Landlord shall make available to Tenant during the period of such repair other space in the Project reasonably suitable for the temporary conduct of Tenant's business. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting from such damage or repair, construction or restoration. Tenant waives the provisions of any Law allowing Tenant to make repairs and deduct the cost thereof from any Rent. Except as provided herein, Landlord shall restore or repair the Premises diligently and to their condition immediately prior to the damage. Landlord shall not be liable for delays in repair or restoration caused by Force Majeure.

         9.2 EXCEPTIONS TO OBLIGATION TO REBUILD. Despite SECTION 9.1, this Lease may be terminated by Landlord in any of the following situations:

                  (a) If substantial alteration or reconstruction of the Project shall, in the opinion of Landlord, be required as a result of damage by fire or other casualty; or

                  (b) If all available insurance proceeds are less than 100% of the cost of restoration;

                  (c) If the damage to the Project or Premises is caused by the act or omission (whether or not negligent or willful) of Tenant or any of Tenant's Employees;

                  (d) If existing Laws do not permit the Premises to be restored to substantially the same condition as they were in immediately before the destruction.

         Any such election to terminate this Lease shall be exercised by notice from Landlord to Tenant served by the later of (i) 60 days after the date of the damage, or (ii) 30 days after the final settlement of all claims under all applicable insurance relating to the damage. The notice shall specify the date of termination, which shall be at least thirty (30) days after notice is given. In the event Landlord gives such notice of termination, this Lease shall terminate as of the date specified, and all Rent (to the extent not otherwise abated) shall be prorated to of the later of the date of termination or Tenant's vacation of the Premises.

         9.3 EXTENT OF LANDLORD'S OBLIGATION TO REPAIR. Subject to Landlord's right to terminate as set forth above, Landlord shall make repairs to the structural elements and the shell of the Premises at Landlord's expense, and the repair and restoration of Tenant Alterations and the Personal Property shall be the sole obligation of Tenant. Tenant shall commence such repair and restoration and the installation of its stock-in-trade, fixtures, furniture, furnishings and equipment promptly upon delivery to it of possession of the Premises and shall diligently prosecute any such work and installation to completion. In no event shall Landlord have any obligation to make repairs or restoration to the extent all insurance proceeds actually received by Landlord are insufficient to pay for the same. However, at Landlord's option, Landlord's contractor shall perform all reconstruction work in the Premises at Tenant's expense. In the event that Landlord does not elect to have Landlord's contractor repair all of the damage or destruction, Tenant shall undertake the repair and restoration of Tenant Alterations in a diligent, first-class manner in accordance with the provisions
SECTION 4 hereof.

         9.4 NEAR END OF TERM. Notwithstanding anything to the contrary contained in this SECTION 9, Landlord shall not have any obligation of any nature to repair, reconstruct or restore the Premises when the damage resulting from any casualty occurs during the last 24 months of the Term, and, in such event, Landlord shall have the right to cancel

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



this Lease within 90 days after the occurrence of such damage or destruction or to allow Tenant a pro rata abatement of all monthly charges hereunder to the extent the Premises or any portion thereof are rendered untenantable.

SECTION 10. CONDEMNATION AND OTHER TAKINGS.

         10.1 CONDEMNATION. If any part of the Project shall be taken for public or quasi-public use by the right of eminent domain, or if the same is transferred by agreement in connection with such public or quasi-public use or under threat of eminent domain (collectively, a "TAKING"), Landlord shall have the option, exercisable within 30 days after the effective date of the Taking, to terminate this Lease as of the date possession is acquired by the condemning authority. Tenant may terminate this Lease by reason of a Taking if, and only if, there is a Taking of a portion of the Premises to such an extent to substantially impair Tenant's use of the Premises. Tenant shall have no right to terminate this Lease following any Taking except as set forth in the preceding sentence.

         10.2 PARTIAL TAKING. In the event of a Taking of a portion of the Premises which does not result in a termination of this Lease under SECTION 10.1 above, all monthly charges shall be equitably abated, as determined by Landlord in accordance with its normal standards and practices.

         10.3 RESTORATION. In the event of a Taking of a portion of the Premises which does not result in a termination of this Lease under SECTION 10.1 above, Landlord shall proceed to restore the remaining portion of the Premises (other than Tenant Alterations, or any of the Personal Property) as nearly as practicable to its condition prior to the Taking. However, Landlord shall be obligated to restore at its expense as provided herein only to the extent of condemnation proceeds awarded in connection with the Taking and allocated to restoration costs. To the extent the costs of restoration exceed the portion of the condemnation award allocated to restoration costs, if any, the excess shall be paid for by Tenant.

         10.4 AWARD. In the event of any Taking of all or a part of the Project, Landlord shall be entitled to receive the entire award in the condemnation proceedings, and Tenant hereby assigns to Landlord, any and all right, title and interest of Tenant in or to any such award, and Tenant shall be entitled to receive no part of such award. Despite the foregoing, Tenant shall not be precluded from claiming from the condemning authority any compensation to which Tenant may otherwise lawfully be entitled in respect of Tenant's tangible Personal Property, or for relocating to new space, or for the unamortized portion of any tenant improvements installed in the Premises to the extent they were paid for by Tenant, SO LONG AS the same does not reduce the amount of any award payable to Landlord.

SECTION 11. DEFAULT BY TENANT.

         The occurrence of any one or more of the following shall be deemed a "DEFAULT" by Tenant and a material breach of this Lease:

         11.1 ABANDONMENT. Tenant's vacation or abandonment of the Premises by Tenant for a continuous period in excess of 5 consecutive business days or failure to conduct the business described as the Permitted Use for a continuous period of 30 days (except for up to 60 days of remodeling). Tenant's failure to take possession of and occupy the Premises within 30 days following the Commencement Date shall be deemed to be an abandonment of the Premises by Tenant for purposes of this SECTION 11.1.

         11.2 NONPAYMENT OF RENT. Tenant's failure to pay any Rent when due or to make any other monetary payment imposed under the terms of this Lease when due, if such failure (a) has occurred three or more times during any period of 12 consecutive months, or (b) continues for a period of 3 business days after written notice from Landlord. It is understood and agreed that any such notice shall be in lieu of any notice required under applicable unlawful detainer statutes.

         11.3 NONDELIVERY OF DOCUMENTS. Tenant's failure to execute and deliver any documents required by this Lease within the time periods specified.


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


         11.4 OTHER OBLIGATIONS. Tenant's failure to perform any other obligation under this Lease (including the Rules and Regulations) or under the Parking Agreement for 10 days after written notice from Landlord; HOWEVER, if such failure is curable but more than 10 days are reasonably required for cure, Tenant shall not be in default hereunder if Tenant shall promptly (and in any event within 5 days after receipt of Landlord's notice) commence to cure such failure and diligently prosecute the same to completion, so long as cure is completed within 30 days after receipt of Landlord's notice. Notwithstanding the foregoing, if any such failure by Tenant creates a hazardous condition, Tenant shall cure such failure within one business day after its receipt of Landlord's notice, and if any failure described in this Section 11.4 HAS occurred three or more times during any period of 12 consecutive months, any further such failure by Tenant shall be deemed to be an incurable Default by Tenant under this Lease.

         11.5 GENERAL ASSIGNMENT. A general assignment by Tenant or any Guarantor for the benefit of creditors.

         11.6 BANKRUPTCY. The filing of any voluntary petition in bankruptcy by Tenant or any Guarantor, or the filing of an involuntary petition by Tenant's creditors or the creditors of any Guarantor, which involuntary petition remains undischarged for a period of 60 days. In the event that under any Law the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all Defaults of Tenant outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligation under this Lease.

         11.7 RECEIVERSHIP. The employment of a receiver to take possession of substantially all of the assets and business of Tenant or any Guarantor or the Premises, if such receivership remains undissolved for a period of 30 days after creation thereof.

         11.8 ATTACHMENT. The attachment, execution or other judicial seizure of all or substantially all of the assets of Tenant or any Guarantor or the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of 30 days after the levy thereof.

         11.9 INSOLVENCY. The admission by Tenant or any Guarantor in writing of its inability to pay its debts as they become due, the filing by Tenant or any Guarantor of a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future Law providing for debtor relief, the filing by Tenant or any Guarantor of an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant or any Guarantor in any such proceeding or, if within 30 days after the commencement of any proceeding against Tenant or any Guarantor seeking any reorganization, or arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future Law, such proceeding shall not have been dismissed.

         11.10 FORECLOSURE OF LEASEHOLD. The leasehold estate created under this Lease shall be taken on execution or other process of law or equity in any action against Tenant, or sold under a power of sale pursuant to or contained in a leasehold Mortgage, or transferred or assigned by assignment or other instrument in lieu thereof.

         11.11 MISREPRESENTATION. Any material misrepresentation herein by Tenant, or any material misrepresentation or omission in any financial statements or other materials provided to Landlord by or on behalf of Tenant or any Guarantor in connection with negotiating or entering into this Lease, or provided by or on behalf of Tenant, or a Guarantor, or by any Transferee in connection with any Transfer.

SECTION 12. LANDLORD'S REMEDIES UPON DEFAULT.

         12.1 TERMINATION. In the event of a Default, Landlord shall have the right to terminate this Lease. The election to terminate may be stated in any notice served upon Tenant with respect to the Default. After the termination, Landlord may enter the Premises and remove Tenant, any other person occupying the same, and any or all Personal Property. Any such repossession shall be without prejudice to any of the remedies that Landlord may have under this Lease, or at law or in equity, by reason of the Default or the termination.

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


         12.2 CONTINUATION AFTER DEFAULT. In the event of the occurrence of a Default, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession under SECTION 12.1, and Landlord may enforce all its rights and remedies under this Lease, including (but without limitation) the right to recover Rent as it becomes due. Acts of maintenance, preservation or efforts to lease the Premises, or the appointment of receiver upon application of Landlord to protect Landlord's interest under this Lease, shall not constitute an election to terminate Tenant's right to possession in the absence of written notice to the contrary.

         12.3 DAMAGES UPON TERMINATION. Should Landlord terminate this Lease pursuant to the provisions of SECTION 12.1, Landlord shall have all the rights and remedies of any applicable code section. Landlord shall be entitled to recover from Tenant: (a) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid Rent which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord in maintaining or preserving the Premises after such Default, recovering possession of the Premises, expenses of reletting the Premises to a new tenant, (including necessary renovations, alterations and improvements to the Premises, and leasing commissions incurred), and all attorneys' and other professional and paraprofessional fees and other costs and expenses incurred in good faith in connection with any of the foregoing. The "worth at the time of award" of the amounts referred to in (a) and (b), above shall be computed with interest at the maximum lawful rate. The "worth at the time of award" of the amount referred to in (c), above shall be computed by reference to the formula prescribed by, and using the lowest discount rate permitted under, any applicable Law.

         12.4 REMEDIES CUMULATIVE. All rights, privileges and elections or remedies of the parties are cumulative and, to the extent permitted by any Law and except as otherwise provided herein, are not alternative.

SECTION 13. LANDLORD'S DEFAULT.

         13.1 RIGHT TO CURE. Landlord shall not be deemed to be in default in the performance of any obligation required of it under this Lease until it has failed to perform such obligation within 30 days after receipt by Landlord of written notice from Tenant to Landlord, specifying the obligation in question and the manner in which Landlord has failed to perform the obligation. If the nature of Landlord's obligation is such that more than 30 days are reasonably required for its performance, Landlord shall not be in default if Landlord commences to cure the default within the 30 day period and proceeds to completion with reasonable promptness.

         13.2 TENANT'S REMEDIES. Except as expressly set forth in, and limited by, the terms of this Lease, Tenant hereby waives and relinquishes any and all rights which Tenant may have to terminate this Lease or to withhold Rent for any reason whatever, including without limitation on account of any default by Landlord of its obligations under this Lease, and any damage to, or condemnation, destruction or state of disrepair of, the Premises. Tenant's sole remedy for a breach of this Lease shall be limited to an action for damages, injunctive relief or specific performance of this Lease.

         13.3 NOTICE TO LENDERS. Tenant agrees to give all Lenders, by registered or certified mail, return receipt requested, a copy of any notice of default served upon Landlord, PROVIDED that prior to such obligation to give notice, Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the addresses of the Lenders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided in this Lease, then before Tenant pursues its other remedies, all Lenders shall have an additional 30 days (the "LENDER CURE PERIOD") within which to cure the default on behalf of Landlord; EXCEPT that if the default cannot be reasonably cured within the Lender Cure Period, each of the Lenders shall have such additional time as may be reasonably necessary to complete such cure. If the default is such that a Lender must gain possession of the Project or

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any portion of it in order to be able to effect a cure, then the commencement of foreclosure proceedings against Landlord shall be deemed to constitute the commencement by the Lender of the cure of the default by Landlord.

SECTION 14. SUBORDINATION AND ATTORNMENT.

         14.1 SUBORDINATION. Subject to the provisions of SECTION 14.2 below, this Lease and the rights of Tenant hereunder shall be and are hereby made subject and subordinate at all times to any Mortgage now or hereafter existing, and to all advances made or hereafter to be made against or to protect the security thereof. If requested by Landlord, Tenant shall execute and deliver to Landlord, within 10 days after written demand therefor, an agreement confirming the subordination of this Lease to any Mortgage as may be requested by Landlord or any Lender from time to time. Any failure or refusal of Tenant to execute such an agreement within 10 days shall constitute a Default. However, no such additional agreement shall be necessary to effectuate such subordination.

         14.2 ATTORNMENT. Notwithstanding the provisions of SECTION 14.1, in the event of the foreclosure of any Mortgage or cancellation or termination of any Master Lease, Tenant, at the request of the then successor to the Landlord following such event, shall attorn to and recognize the successor as the Landlord under this Lease. Tenant agrees to execute and deliver at any time upon request of any Lender or purchaser, and the successors of either, any instrument reasonably requested to further evidence such attornment. Tenant hereby waives its right, if any, to elect to terminate this Lease or to surrender possession of the Premises in the event of any Mortgage termination or foreclosure. Tenant also agrees that any Lender may, at its option, unilaterally elect to fully or partially subordinate its Mortgage to this Lease by an instrument in form and substance satisfactory to the Lender which Tenant shall execute within 10 days after written request. Any failure or refusal by Tenant to execute such instrument within the time period specified in this SECTION 14.2 (without additional time, despite any other provision of this Lease) shall constitute a Default hereunder, but shall not affect the validity or enforceability of the subordination.

         14.3 MORTGAGEE'S LIABILITY. Despite the provisions of SECTION 42 below, in the event that any Lender or its respective successor in title shall succeed to the interest of Landlord hereunder, the liability of the Lender or successor shall exist only so long as it is the owner of the Project, the Project, or the interest therein superior to this Lease under any Master Lease. Except for the Base Rent paid by Tenant upon execution of this Lease, no Base Rent or any other Rent charge shall be paid more than 30 days prior to the due date thereof, and payments made in violation of this provision shall be a nullity as against any Lender, EXCEPT to the extent that those payments are actually received by the Lender.

SECTION 15. INSPECTIONS AND ACCESS.

         15.1 ENTRY. Landlord and its agents or representatives may enter the Premises at reasonable hours and with reasonable prior notice to (a) inspect the Premises, (b) exhibit the Premises to prospective purchasers, lenders or tenants, (c) determine whether Tenant is complying with all Tenant's obligations hereunder, (d) supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, (e) post notices of nonresponsibility, and (f) make repairs or do any work required of Landlord under this Lease or make repairs or do any other work for the benefit of the Project. All such work shall be done as expeditiously as reasonably feasible so as to cause as little interference to Tenant as reasonably possible without requiring extraordinary expenditure on the part of Landlord. In no event shall Tenant be entitled to any reduction or abatement of Rent, or to make any claim for damages against Landlord, as a result of any act of Landlord carried out pursuant to this
SECTION 15.1. Tenant hereby waives any claim for damages or claim in connection with any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss caused by the exercise of such rights by Landlord. Landlord shall at all times have a key to all doors providing entry to the Premises, but excluding Tenant's vaults, safes, files, or security rooms (as to which Tenant shall provide Landlord with prompt supervised access. Landlord shall have the right to use any and all means that Landlord may deem proper to open any doors to or within the Premises in the event of an emergency, without liability to Tenant except for any failure by Landlord to exercise due care for Tenant's property under the circumstances, and in any event with no liability to Tenant if the emergency was caused by the act or omission of Tenant or any of Tenant's Employees.

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



         15.2 ACCESS. If Tenant shall not have any representative personally present to open and permit Landlord's entry into the Premises at any time when such an entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key without liability to Tenant except for any failure to exercise due care.

SECTION 16. SURRENDER OF PREMISES.

         16.1 REMOVAL BY TENANT. At the expiration or earlier termination of this Lease, Tenant shall surrender to Landlord the Premises and all Tenant Alterations in good order, repair and condition, EXCEPT for ordinary wear and tear, free of all tenancies and occupancies. Tenant shall remove all of the Personal Property to the extent specified in SECTION 4.5 above. Tenant, at Tenant's expense, shall perform all necessary restoration, including, without limitation, restoration made necessary to the Premises or the Project by the removal of the Personal Property, at or prior to the expiration or termination of this Lease.

         16.2 REMOVAL BY LANDLORD. Landlord may elect to retain or dispose of, in any manner, any Tenant Alterations or Personal Property that Tenant does not remove from the Premises on expiration or earlier termination of the Term. Title to such Tenant Alterations or Personal Property Landlord elects to retain on expiration or earlier termination of the Term shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such Tenant Alterations or Personal Property. Tenant shall be liable to Landlord for Landlord's costs for storing, removing and disposing of any Tenant Alterations or Personal Property and the cost of any repairs to the Premises and/or the Project associated with the removal.

         16.3 HOLDING OVER. If Tenant holds over after the expiration or earlier termination of the Term with or without the express written consent of Landlord, such Tenancy shall be from month-to-month only, at a rental rate equal to 200% of the Rent in effect upon the date of such expiration or termination, and otherwise subject to the terms, covenants and conditions herein specified. Acceptance by Landlord of Rent after such expiration or earlier termination shall not constitute a holdover hereunder or result in a renewal. The foregoing provisions of this SECTION 16.3 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise available to Landlord as a matter of law nor shall the foregoing be construed as consent by Landlord to any holding over by Tenant. Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord upon the expiration or other termination of this Lease.

SECTION 17. LANDLORD'S LIABILITY; SALE BY LANDLORD.

         17.1 NO PERSONAL LIABILITY. Landlord or any successor in interest of Landlord (whether one or more individual(s), a partnership, a joint venture, a corporation, a trustee or other fiduciary, or the trust or other entity or organization for which any fiduciary acts) shall have no direct or personal liability with respect to any term or requirement of this Lease beyond Landlord's or the successor's interest in the Project. Tenant shall look solely to the estate of Landlord or the successor in the Project for the satisfaction of any claim by Tenant. Under no circumstances shall any Lender, purchaser at a foreclosure sale or grantee under a deed in lieu of foreclosure, or their respective successors and assigns, be liable for or obligated to cure any acts, failures to act or breaches of this Lease by any prior landlord (including Landlord) or for events that occurred or conditions that existed prior to the conveyance or title to such Lender, purchaser or grantee.

         17.2 TENANT'S EQUITABLE REMEDY. Tenant shall not be entitled to any damages because of Landlord's failure or refusal to consent or approve of any matter requested by Tenant. Tenant's sole remedy shall be an action for specific performance or injunction.

         17.3 DEPOSIT. In the event the original Landlord hereunder, or any successor in interest of Landlord, shall sell or convey its interest in the Project, Tenant agrees to attorn to such new owner. Landlord shall transfer to the new owner the balance of the Security Deposit, if any, and, after notice to Tenant, Landlord shall be relieved of all future liability with respect to the Security Deposit.


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



         17.4 COVENANTS. In the event of any transfer by any Landlord of its interest, such Landlord shall be automatically relieved from all liability accruing from and after the date of the transfer or conveyance.

SECTION 18. HAZARDOUS MATERIALS.

         18.1 DEFINITIONS As used in this SECTION 18, the following words or phrases shall have the following meanings:

                  (a) "AGENTS" means Tenant's partners, officers, directors, shareholders, employees, agents, contractors, assignees, subtenants and any other third parties entering upon the Project at the request or invitation of Tenant.

                  (b) "CLAIMS" means claims, liabilities, losses, actions, environmental suits, causes of action, legal or administrative proceedings, damages, fines, penalties, loss of rents, liens, judgments, costs and expenses (including, without limitation, attorneys' fees and costs of defense, and consultants', engineers' and other professionals' fees and costs).

                  (c) "HAZARDOUS MATERIALS" means any: (A) Substance which is regulated by any Hazardous Materials Law; (B) asbestos and asbestos-containing materials; (C) urea formaldehyde; (D) radioactive substance; (E) flammable explosives; (F) petroleum, including crude oil or any fraction thereof; (G) polychlorinated biphenyls; and (H) "hazardous substances," "hazardous materials" or "hazardous waste" under any Hazardous Materials Law.

                  (d) "HAZARDOUS MATERIALS LAWS" mean: (A) any existing or future federal, state or local law, ordinance regulation or code which protects health, safety or welfare, or the environment; (B) any existing or future administrative or legal decision interpreting any such law, ordinance, regulation or code; and (C) any common law theory which may result in Claims against Landlord, the Premises or the Project.

                  (e) "PERMITS" means any permit, authorization, license or approval required by any applicable governmental agency.

                  (f) "SUBSTANCE" means any substance, material, product, chemical, waste, contaminant or pollutant.

                  (g) "USE" means use, generate, manufacture, produce, store, release, discharge, and transport to or from the Project.

         18.2 USE OF HAZARDOUS MATERIALS. Without limiting the generality of this SECTION 18, and except as provided hereinbelow, Tenant covenants and agrees that Tenant and its Agents shall not bring into, maintain upon, or Use in or about the Project, or transport to or from the Project, any Hazardous Materials, nor shall Tenant or its Agents release or dispose of any Hazardous Materials in, on, under or about the Project in violation of any Hazardous Materials Law. Notwithstanding the foregoing provisions, Tenant may Use any Substance typically found or used in applications of the type permitted by this Lease so long as:
(A) any such Substance is typically found only in such quantity as is reasonably necessary and customary for Tenant's Permitted Use; (B) a list of such Hazardous Materials is provided to Landlord in writing prior to any such Use; (C) any such Substance and all equipment necessary in connection with the Substance are Used strictly in accordance with the manufacturers' instructions therefore; (D) no such Substance is released or disposed of in or about the Project in violation of any Hazardous Materials Law; (E) any such Substance and all equipment necessary in connection with the Substance are removed from the Project and Premises and transported for Use or disposal by Tenant in compliance with any applicable Hazardous Materials Laws upon the expiration or earlier termination of this Lease; and (F) Tenant and its Agents comply with all applicable Hazardous Materials Laws. Tenant shall not use or install in or about the Premises any asbestos or asbestos-containing materials.

         18.3 DELIVERY OF NOTICES. Tenant shall furnish to Landlord copies of all notices, claims, reports, complaints, warnings, asserted violations, documents or other communications received or delivered by Tenant, as soon as possible

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



and in any event within five (5) days after such receipt or delivery, with respect to any actual or alleged Use, disposal or transportation of Hazardous Materials in or about the Premises and the Project. Whether or not Tenant received any such notice, claim, report, complaint, warning, asserted violation, document or other communication, Tenant shall immediately notify Landlord, orally and in writing, if Tenant or any of its Agents knows or has reasonable cause to believe that any Hazardous Materials, or a condition involving or resulting from the same, is present, in Use, has been disposed of, or transported to or from the Premises or the Project.

         18.4 CLEANUP AND REMEDIATION. If Tenant or its Agents violate any provision of this SECTION 18, then Tenant shall immediately notify Landlord in writing and shall be obligated, at Tenant's sole cost, to abate, remediate, clean-up and/or remove from the Project, and dispose of, all in compliance with all applicable Hazardous Materials Laws, all Hazardous Materials Used by Tenant or its Agents. Such work shall include, but not be limited to, all testing and investigation required by Landlord, Landlord's Lender and/or ground Lessor, if any, and any governmental authorities having jurisdiction, and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction. Tenant's indemnification covenant set forth in
SECTION 18.6 shall extend to any enforcement or other action instituted by any governmental authority with respect to any such alleged requirement and, Tenant shall promptly, at Tenant's cost, comply with any requirement determined to be applicable to Tenant. All such work shall, in each instance, be conducted (A) to the satisfaction of the governmental authority having jurisdiction, if a governmental authority has assumed jurisdiction of such work, (B) to Landlord's reasonable satisfaction if a governmental authority has but declines to assume jurisdiction of such work or (C) to Landlord's reasonable satisfaction if there is no applicable governmental requirement with respect to such work and no governmental authority takes jurisdiction of such work. If Tenant does not reasonably comply with the provisions of this SECTION 18.4, then Landlord may, without prejudicing, limiting, releasing or waiving Landlord's rights under this
SECTION 18, separately undertake such work, but only after first giving Tenant notice of its intent to do so and the opportunity to cure such default and Tenant shall promptly reimburse all costs incurred by Landlord.

         18.5 ENTRY. Landlord shall have the right to enter and inspect the Premises, and the right to inspect Tenant's books and records, to verify Tenant's compliance with, or violations of, the provisions of this SECTION 18. Furthermore, Landlord may conduct such investigations and tests as Landlord or Landlord's Lender may require. If either (i) as a result of such inspections or tests, Tenant is found to be in material breach of the provisions of this
SECTION 18 or (ii) as to any test or investigation requested by any governmental authority or Landlord's Lender there is reasonable cause to believe that Tenant is in material breach of the provisions of this SECTION 18, then, in either such instance, Tenant, in addition to its other obligations set forth in this SECTION 18, shall promptly reimburse Landlord for all costs incurred in connection with such test or inspection.

         18.6 INDEMNITY. Tenant shall indemnify, defend and hold harmless Landlord, its partners and its and their respective successors, assigns, partners, directors, officers, shareholders, employees, agents, lenders, ground lessors and attorneys, and the Project, from and against any and all Claims incurred by such indemnified persons, or any of them, in connection with or as the result of: (A) the presence, Use or disposal of any Hazardous Materials in or about the Premises or Project by Tenant or its Agents; (B) any injury to or death of persons or damage to or destruction of property resulting from the presence, Use or disposal of any Hazardous Materials in or about the Premises or Project by Tenant or its Agents; (C) any violation by Tenant or its Agents of any Hazardous Materials Laws; and (D) any failure of Tenant or its Agents to observe the provisions of this SECTION 18.6. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary testing, investigation, studies, reports, repair, clean-up, detoxification or decontamination of the Premises or Project, and the preparation and implementation of any closure, removal, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the Term. For purposes of this indemnification provision, any acts or omissions of Tenant and its Agents (regardless of whether they are negligent, intentional, willful, or unlawful) shall be strictly attributable to Tenant. If, at any time after the initiation of any suit, action, investigation or other proceeding which could create a right of indemnification under this SECTION 18.6, Tenant is not complying with the provisions of SECTION 18.4, then Landlord may, without prejudicing, limiting, releasing or waiving the right of indemnification provided herein, separately defend or retain separate counsel to represent and control the defense as to Landlord's interest in such suit, action, investigation or other proceeding. Tenant shall pay all costs of Landlord's separate defense or counsel upon demand.

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


SECTION 19. CORPORATION OR OTHER ENTITY AS TENANT. If a corporation, limited liability company, trust, estate or other entity or association executes this Lease as Tenant, then Tenant and the Persons executing this Lease on behalf of Tenant hereby represent and warrant that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on behalf of Tenant, and that this Lease is binding upon and enforceable against Tenant in accordance with its terms.

SECTION 20. ENTIRE AGREEMENT. This Lease constitutes the entire understanding of the parties with respect to the Premises and supersedes all prior or contemporaneous understandings and agreements relating to the subject matter thereof. There are no other promises, covenants, understandings, agreements, representations, or warranties with respect to the subject matter of this Lease except as expressly set forth herein or in any instrument executed concurrently herewith.

SECTION 21. MODIFICATION. This Lease may not be modified, terminated or amended except pursuant to a written instrument duly executed by all of the parties hereto.

SECTION 22. BROKERS. Landlord and Tenant each warrant and represent to the other that it has not employed or dealt with any real estate broker or finder in connection with this Lease, except for the broker(s), if any, whose name(s) is
(are) set forth in the Basic Lease Provisions, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a commission or fee in connection with this Lease. Landlord and Tenant each agree to indemnify, defend and hold the other harmless from and against any and all claims of any other broker or finder, used by it on account of any brokerage commission or finder's fee in connection with this Lease.

SECTION 23. NO RECORDATION. In no event shall this Lease or any memorandum thereof be recorded without the written consent of both Landlord and Tenant.

SECTION 24. TIME OF THE ESSENCE. Subject to the provisions of SECTION 32, time is of the essence of this Lease and each of the provisions hereof.

SECTION 25. FINANCIAL STATEMENT. At any time during the Term, Tenant shall upon 10 days prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the 2 fiscal years of Tenant prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles.

SECTION 26. FURTHER ASSURANCES. From time to time, either party, at the request of the other party, and without further consideration, shall execute and deliver further instruments and take such other actions as the requesting party may reasonably require to complete more effectively the transactions contemplated by this Agreement.

SECTION 27. MODIFICATION FOR LENDER. If, in connection with obtaining any financing for the Project, the prospective lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications shall not increase the obligations of Tenant hereunder or have a materially adverse effect on the leasehold interest hereby created or Tenant's rights hereunder.

SECTION 28. NO THIRD PARTY BENEFITS. This Lease is made and entered into for the sole benefit and protection of the parties hereto, and the parties do not intend to create any rights or benefits under this Lease for any person who is not a party to this Lease, other than a Lender.

SECTION 29. NAME OF PROJECT. Tenant shall not use the name, insignia or logotype of the Project for any purpose. Tenant shall not use any picture of the Project in its advertising, stationery or any other manner.

SECTION 30. WAIVER. The waiver by any party of any term, covenant, agreement or condition herein contained shall be effective only if in writing and shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, agreement or condition herein contained, nor shall any custom or practice which may develop between the parties in the administration of this Lease be construed to waive or to lessen the right of any party to insist upon the performance by the other party in strict accordance with all of the terms, covenants, agreements and conditions of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, agreement or condition of this Lease, other than the failure of Tenant to timely pay, the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

SECTION 31. NO LIGHT AND AIR EASEMENT. Any diminution, restriction or shutting off of light or air by any structure that may at any time be erected on lands adjacent to or in the vicinity of the Project shall in no way affect this Lease, abate any Rent or otherwise impose any cost, liability or obligation upon Landlord.

SECTION 32. FORCE MAJEURE. Landlord shall not be chargeable with, nor be liable or responsible to Tenant for, anything or in any amount for any failure to perform or delay in performing caused by Force Majeure. Any such failure or delay due to Force Majeure shall not be deemed a breach of or default in the performance of this Lease by Landlord.

SECTION 33. CIVIC PROGRAMS. Tenant agrees to cooperate and use its best efforts to participate in any traffic management, resource conservation, safety, and other similar programs, whether voluntary or required, which may be civic or community benefit programs generally applicable to businesses located in Las Vegas, Nevada, or specifically applicable to the Project or the area in which the Project is located, to, the fullest extent permitted by the requirements of Tenant's business. Tenant shall execute and deliver promptly any documents requested by any governmental authority in connection with the foregoing. Neither this SECTION 33 nor any other provision in this Lease, however, is intended to, nor shall it, create any rights or benefits in any other person, firm, company, governmental entity or the public.

SECTION 34. ESTOPPEL CERTIFICATE. Tenant, shall at any time, and from time to time, upon 10 business days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord an Estoppel Certificate. Any Estoppel Certificate may be relied upon by any Lender or any prospective lender with respect to, or any prospective purchaser of any interest in, the Project. Any failure or refusal by Tenant to execute and return a requested Estoppel Certificate within the time period specified in this SECTION 34 (without additional time, despite any other provision of this Lease) shall constitute a Default.

SECTION 35. RIGHT TO PERFORMANCE. If Tenant shall fail to perform any act on its part to be performed hereunder, and such failure shall continue for 10 days after written notice thereof to Tenant, provided that no notice shall be required in cases of emergency, Landlord may, without waiving or releasing Tenant from any obligations of Tenant perform such act. All sums so paid by Landlord and all costs incidental thereto (including attorneys and other fees and costs), together with interest thereon at the Interest Rate from the date of such payment by Landlord, shall be deemed to be Rent and shall be payable to Landlord by Tenant upon demand therefor. Any obligation of Landlord under this Lease may be fulfilled by Landlord's Employees or by any agent or independent contractor of Landlord.

SECTION 36. EXECUTION OF LEASE BY LANDLORD. Neither the submission of this document to Tenant, nor examination and negotiation by Landlord or Tenant, constitutes an offer to lease, or a reservation in favor of Tenant of, or option to Tenant for, the Premises. This document shall become effective and binding only upon execution and delivery hereof by Tenant and by Landlord.

SECTION 37. PROFESSIONAL FEES. If either party becomes involved in litigation or arbitration arising out of this Lease or the performance thereof, the court in such litigation or arbitrator in such arbitration shall, award legal expenses (including, but not limited to attorneys and other professional and paraprofessional fees incurred) to the prevailing party.

SECTION 38. SURVIVAL OF INDEMNITIES. All provisions in this Lease relating to indemnities by Tenant in favor of Landlord shall survive the expiration or termination hereof for any reason and shall run to the benefit of the original Landlord named herein as well as any successor in interest to it.

SECTION 39. NOTICES. All notices, requests, demands or other communications required or desired to be given hereunder, to be legally binding, shall be in writing and may be served personally (including service by any commercial messenger or courier service) or by registered or certified United States mail, return receipt requested, with all postage and fees fully prepaid, addressed to the respective address set forth in SECTION 1 above, or to such other address as the party to whom the notice is addressed has theretofore specified in a notice served upon the other party in accordance with the requirements hereof. Alternatively, notices may be served by facsimile transmission sent to the respective facsimile transmission number specified in the applicable Base Lease Provisions. All notices shall be effective upon actual delivery to the addressee, as evidenced by the return receipt if service is by mail, EXCEPT in the case of a party that has relocated and has not served upon the other party a notice of a new address for service of notices as specified above, or in the case if a party to whom the notice is addressed that refuses to accept delivery of the notice, in either of which cases the notice shall be deemed effective upon the first date of attempted delivery, as indicated by the return receipt if the attempted service was by mail, at the last address of which the party attempting to make the service had notice. In addition, a copy of any notice with respect to a default of or claim against Landlord which is served upon Landlord shall be sent concurrently to all Lenders of which Tenant has notice, as provided in SECTION 13.3 above.

SECTION 40. GOVERNING LAW. This Lease shall be governed by and construed pursuant to the law of the State of Nevada, without reference to conflicts of laws rules.

SECTION 41. SEVERABILITY. In the event that any provision of this Lease shall be adjudicated to be void, illegal, invalid, or unenforceable, the remaining terms and provisions of this Lease shall remain in full force and effect.

SECTION 42. SUCCESSORS AND ASSIGNS. Subject to all restrictions set forth herein, the terms, covenants, conditions and agreements herein contained shall inure to the benefit of and bind the heirs, successors, legal representatives and assigns of the parties hereto.

SECTION 43.  DEFINITIONS.

         In addition to the terms defined in SECTION 1 of the Lease, the following terms shall have the meanings specified below when used in the Lease:

         43.1. "ADDITIONAL RENT" means all of those items to be paid by Tenant which are specified in SECTION 3.2.

         43.2. "ADDITIONAL SERVICES" means all excessive or additional services in excess of Basic Services relating to Tenant's use and occupancy of the Premises.

         43.3. "AFFILIATE" means, with respect to a Person, any other Person controlled by or in control of such Person, or any other Person who, together with such Person, are under the common control of a third Person.

         43.4. "ANNUAL STATEMENT" shall have the meaning specified in
SECTION 3.3.4.

         43.5. "BASIC SERVICES" means the utilities and services specified in
SECTION 6.1 as being provided to the Premises by Landlord, subject to the conditions therein set forth.

         43.6. "BUILDING" means the nine story office building located at 333 North Rancho Road, Las Vegas, Nevada.

         43.7. "COMMON AREAS" means all areas within the exterior boundaries of the Project now or later made available for the general use of Landlord and other persons entitled to occupy floor area in the Project, including the common entrances, lobbies, restrooms, elevators, stairways and accessways, loading docks, ramps, parkways, driveways and roadways, loading and unloading areas, trash areas, landscaped areas in the Project, and the common pipes, conduits, wires and appurtenant equipment serving the Premises. Any enlargement of or addition to the Common Areas shall be included in the definition of Common Areas.

         43.8. "DEFAULT RATE" means the lesser of (a) 18% per annum, or (b) the maximum rate per annum permitted by applicable Law.

         43.9. "DIRECT EXPENSES" means the sum of Operating Costs and Taxes.

         43.10. "ESTOPPEL CERTIFICATE" means a certificate to be executed by Tenant as specified in SECTION 34 and in the form requested by Landlord.

         43.11. "EXCESS EXPENSE ESTIMATE" shall have the meaning specified in
SECTION 3.3.1.

         43.12. "FORCE MAJEURE" means fire, earthquake, explosion, flood, hurricane, the elements, acts of God or the public enemy, action, restrictions, limitations, or interference of governmental authorities or agents, war, invasion, insurrection, rebellion, riots, strikes or lockouts, or any other cause or occurrence, whether similar or dissimilar to the foregoing, which is beyond the reasonable control of Landlord.

         43.13. "HOLIDAYS" means all federally observed Holidays, as they may be observed from time to time, including New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day, Christmas Day, and, to the extent of Basic Services provided by union members engaged at the Project, such other holidays observed by such unions.

         43.14. "INDEX" means the Consumer Price Index published by the United States Department of Labor, Bureau of Labor Statistics ("All Items" index) for All Urban Consumers B Los Angeles, Riverside, Orange County, 1982- 84=100; PROVIDED that, in the event the Index shall not be published or published monthly, or shall be discontinued, the most nearly comparable index as reasonably determined by Landlord shall be substituted therefor.

         43.15. "LANDLORD'S EMPLOYEES" means Landlord's agents, contractors, licensees, employees, directors, officers, partners, trustees and invitees.

         43.16. "LAW" means any federal, state, county, municipal, or other local governmental statute, law, ordinance, rule, regulation, code, decree, or order, including all decisions of any court that are binding precedents in the State of Nevada and all directions, directives, regulations or requirements of any federal, state, county or municipal authority, whether or not having the force of law, now in force or which may hereafter be enacted or promulgated.

         43.17. "LEASE YEAR" means a period of 12 consecutive calendar months, the first of which shall commence on the first day of the first full calendar month during the Term, with each following Lease Year beginning on each consecutive anniversary thereof.

         43.18. "LENDER" means any holder of any Mortgage, and if the Mortgage is a ground lease, such term shall refer to the ground lessor.

         43.19. "LENDER CURE PERIOD" means the period given any Lender to cure any default of Landlord, as provided in SECTION 13.3 of the Lease.

         43.20. "MASTER LEASE" means any estate for years, whether now existing or created in the future, and whether constituting a leasehold estate or any tier of subleasehold estate, in the Land or in any portion of the Project which includes the Premises, which estate for years at any time lies between the fee estate in the Land or the Parking Facilities and the estate created under the Lease.

         43.21. "MATTERS OF RECORD" means all easements, agreements, rights-of-way, liens, covenants, conditions, or restrictions of any nature affecting the Project or any part thereof and constituting a matter of public record, any Reciprocal Easement and Operating Agreement, and any Master Lease.

         43.22. "MORTGAGE" means any mortgage, deed of trust, Master Lease, or other similar encumbrance now or hereafter placed upon the Land, the Project, any portion thereof which includes the Premises, or against the estate for years created by any Master Lease, and all renewals, modifications, consolidations, replacements or extensions thereof, and all indebtedness of other monetary obligations now or hereafter secured thereby together with all interest thereon.

         43.23. "OPERATING COSTS" means all costs incurred by Landlord in owning, maintaining, repairing, replacing, managing, and operating the Project during or allocable to the term of the Lease, including, but not limited to, all costs for (a) utilities, (b) supplies, (c) all insurance maintained by Landlord (including but not limited to, public liability and property damage, earthquake, rent continuation, and/or fire and extended coverage insurance for up to the full replacement cost of the Project), (d) services of independent contractors,
(e) compensation (including employment taxes and fringe benefits) of all persons who perform regular duties connected with the day-to-day management, operation, maintenance, repair and overhaul of the Project, including, without limitation, office personnel for the office of the Project, engineers, janitors, painters, floor waxers, window washers, parking attendants, watchmen, and gardeners, (f) management of the Project or any portion of it, (g) rental expenses for, or a reasonable allowance for depreciation of, personal property used in the management, maintenance, operation and repair of the Project, (h) performance of, or any costs incurred in connection with, any REA and CC&R's that may now exist or may hereafter be entered into by Landlord as permitted herein, and allocable to the Project, (i) the cost of any capital improvements made to the Project after the date of the Lease which improvements are either intended to reduce other Operating Costs, or are required by any Law enacted after the date of the Lease, in any such case such cost to be amortized over the useful life of the improvement in question, (j) the cost of providing Basic Services, and (k) any other costs and expenses incurred by Landlord relating to the Project or under or relating to the Lease and not reimbursed separately by tenants of the Project. Operating Costs for any year other than the Base Year shall not be less than the Operating Costs for the Base Year. Operating Costs for the Base Year shall not include any capital item amortization or nonrecurring costs and expenses.

         43.24. "PERSON" means an individual, trust, partnership, joint venture, association, corporation, and any other legal or business entity.

         43.25. "PERSONAL PROPERTY" means any trade fixtures, furnishings or equipment, and all other personal property contained in the Premises from time to time, including all Tenant alterations.

         43.26 "PARKING FACILITIES" means the parking area included within the Project as designated from time to time by Landlord in its sole and absolute discretion. Landlord reserves the right to charge a fee on an hourly, daily, monthly and/or other basis, in Landlord's sole and absolute discretion, for the use of the Parking Facilities by tenants of and visitors to the Project.

         43.27. "PROJECT" means the Building and the land thereunder and related to the Building, and all roads, plazas, landscaped areas, Common Areas, improvements and other facilities situated on such land.

         43.28. "REA AND CC&RS" means any reciprocal easement and/or operating agreement, and any covenants, conditions and restrictions, now existing or hereafter entered into between the owner or ground lessee of the Land, with or for the benefit of any other party who is the owner or ground lessee of any land adjacent to or in the vicinity of the Land, including land separated from the Land by a public right-of-way. Landlord shall be entitled to enter into any REA(s) and CC&Rs at any time during the Term, and Tenant agrees that the Lease shall be subordinate and subject to all REAs and CC&Rs now existing or so entered into by Landlord.

         43.29. "RELOCATED PREMISES" means the other premises within the Project to which Landlord may cause Tenant to relocate as provided in SECTION 2.10.

         43.30. "RENT" means the aggregate total of all of the following: (a) the Base Rent payable by Tenant hereunder; (b) all sums designated as "ADDITIONAL RENT" payable by Tenant hereunder; and (c) any other sums required to be paid by Tenant hereunder.

         43.31. "RULES AND REGULATIONS" means the requirements set forth in EXHIBIT F and such reasonable and nondiscriminatory additions, modifications and amendments thereto as Landlord may adopt from time to time for use in the Project.

         43.32. "SYSTEMS AND EQUIPMENT" means any plant, machinery, transformers, duct work, cable, wires, equipment, facilities, or systems designed to supply heat, ventilation, air conditioning, humidity, or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life/safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment utilized for the Project or any portion of it.

         43.33. "TAXES" means all taxes, assessments, water and sewer charges and other similar governmental charges levied on or attributable to the Project or its operation, including, but not limited to, real property taxes and assessments levied or assessed against the Project, personal property taxes or assessments levied or assessed against the Project, and any tax measured by gross rents received from the Project, together with any costs incurred by Landlord (including attorneys' and other professional and paraprofessional fees and costs incurred in good faith) in contesting any such taxes, assessments or charges, but excluding any net income, franchise, capital stock, estate or inheritance taxes imposed by the state or federal government or by any agency, branch or department thereof. If at any time during the Term there shall be levied, assessed or imposed on Landlord or the Project by any governmental entity, any general or special, ad valorem or specific, excise, capital levy or other tax, assessment, levy or charge directly on any Rent received under the Lease or other leases affecting the Project, and/or any license fee, excise or franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon any Rent, and/or any transfer, transaction, or similar tax, assessment, levy or charge based directly or indirectly upon the execution of the Lease or any document to which Tenant is a party creating or transferring an interest or estate in the Premises, or the transactions represented by other leases affecting the Project or based upon a reassessment of the Project, or any portion thereof, or due to a change in ownership or transfer of all or part of Landlord's interest in the Lease, the Project, or any portion thereof, and/or occupancy, use, per capita or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the Premises or the Project, then Taxes shall include any such tax, assessment, levy or charge. If the assessed valuation of, or the taxes, assessments and charges attributable to the Project, shall not be based upon the Project being at least 95% occupied, then, for purpose of calculating Tenant's Proportionate Share of Taxes hereunder, such taxes, assessments and charges shall be adjusted to reflect the amount of such taxes, assessments and charges that would have been payable if the Project had been 95% occupied, with the valuation of the Project being based upon rental income being attributed to the unoccupied portions of the Project at rates equal to the net effective rental under the Lease. Taxes for the Base Year shall not include special assessments or nonrecurring charges or levies; Taxes for years other than the Base Year shall not be less than the Taxes for the Base Year.

         43.34. "TENANT ALTERATIONS" means any alterations, additions, or improvements to the interior of the Premises, including utility installations and the improvements installed in the Premises at the outset of the Lease, and whether paid for by Landlord, by Tenant, or otherwise.

         43.35. "TENANT'S EMPLOYEES" means, collectively, all of Tenant's agents, licensees, contractors, subcontractors, employees, directors, officers, partners, trustees and invitees.

         43.36. "TENANT'S PROPORTIONATE SHARE" means the percentage set forth in
SECTION 1.3 of the Lease, pending any change in the rentable area of the Premises or in the rentable area of the Project.

         43.37. "TRANSFER" means any transfer, sale, conveyance, assignment, subleasing, granting of a license, encumbrance, or hypothecation by Tenant of all or any part of its interest in the Lease or the Premises, as the case may be.
                                       26

         43.38. "TRANSFER DOCUMENTS" means any assignment or sublease or other document pursuant to which a Transfer is, or is proposed to be, accomplished.

         43.39. "TRANSFER NOTICE" shall mean the notice from Tenant to Landlord required by the terms of SECTION 7.1 as a prerequisite to any Transfer.

         43.40. "TRANSFEREE" means any Person to whom a Transfer is made or proposed to be made.

SECTION 44. COUNTERCLAIM AND JURY TRIAL. IN THE EVENT THAT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NON-PAYMENT OF RENT OR OTHER CHARGES PROVIDED IN THIS LEASE, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION IN ANY SUCH PROCEEDING OR ACTION. TENANT AND LANDLORD BOTH WAIVE A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES HERETO OR THEIR AFFILIATES, UNDER OR CONNECTED WITH THIS LEASE, ANY OF ITS PROVISIONS, OR ANY TRANSACTIONS OR AGREEMENTS SET FORTH HEREIN OR CONTEMPLATED HEREBY.

SECTION 45. QUITCLAIM DEED. At the expiration or earlier termination of this Lease, Tenant shall, upon the request of Landlord, execute, acknowledge, and deliver to Landlord, within five (5) days after such request, any quitclaim deed or other documents to remove the cloud of this Lease from the Premises.

         IN WITNESS WHEREOF, the parties have executed this Lease on the day and year specified above.

                                           "TENANT":

                                  STOCKUP.COM, INC.


                                  By:   /s/ Michael Calderone
                                       ------------------------
                                       Michael Calderone
                                  Its: President

                                  By:   /s/ Kerry Nicponski
                                       ------------------------
                                  Its: COO/Chief of Operations





                                           "LANDLORD":

                                  L.V. ATRIUM, INC., A CALIFORNIA CORPORATION


                                  By: /s/ Norbert Siebert
                                       ------------------------
                                  Its: Senior VP

                                    EXHIBIT A


                             FLOOR PLAN OF PREMISES


                            (Map of floor plan here)

                                    EXHIBIT B


                         STATEMENT OF COMMENCEMENT DATE


                           Date: _______    February 5, 1999


                           Date of Lease:____ February 5, 1999


         The undersigned hereby agree that the Commencement Date and Expiration Date of the above-referenced Lease shall be:

                    Commencement Date:        April 1, 1999
                    Expiration Date:          March 31, 2003
                                              Suite 625 - March 31, 2003
                                              Suite 810 - March 31, 2003

         The Expiration Date set forth above shall not limit any options to extend the term contained in the Lease.


                                   "LANDLORD":

                                   L.V. ATRIUM, INC., A CALIFORNIA CORPORATION


                                   By: /s/ Norbert Siebert
                                       -----------------------------
                                   Its: Senior V.P.

                                   "TENANT":

                                   STOCKUP.COM, INC.


                                   By: /s/ Michael Calderone
                                       -----------------------------
                                   Its: President & C.E.O.


                                   By: /s/ Kerry Nicponski
                                       -----------------------------
                                   Its: Chief of Operations

                                    EXHIBIT C

                                   WORK LETTER


Landlord shall provide tenant improvements to space consist of:

         Install one door connecting Suite 650 to Suite 660 Provide separate HVAC to the data processing area within the Premises Install 20 electrical outlets in the data processing area Install one door at opening within Suite 650 Perform fire and life safety work required by law Add Tenant's name to existing Monument Sign

                                    EXHIBIT D


                              RULES AND REGULATIONS

                  These Rules and Regulations are in addition to the terms, covenants, agreements and conditions of any lease of space in the Project. In the event these Rules and Regulations conflict with any provision of the Lease, the Lease shall control. Landlord reserves the right to modify and make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of all the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other occupant of the Project, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other occupant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the occupants of the Project, including Tenant.


1. SIGNS/ADVERTISING. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Project without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. Except for retail tenant, all approved signs or lettering on doors, windows and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord, using materials of Landlord's choice and in a style and format approved in writing by Landlord.

2. NO OBSTRUCTIONS. Tenant shall not obstruct any sidewalks, halls, exits, entrances, elevators, stairways or other passageways of the Project. The halls, exits, entrances, malls, elevators, stairways and other passageways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, would be prejudicial to the safety, character, reputation or other interests of the Project and its tenants; however, nothing herein shall be construed to prevent access to the Premises by persons with whom Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Neither Tenant nor any employee or invitee of Tenant shall go upon the roof of the Project without Landlord's consent. Tenant shall not have the right to maintain displays of or to sell merchandise in the Common Areas or to use Common Areas in any manner which would interfere with the rights of other tenants to use and access Common Areas.

3. DIRECTORY. The directory of the Project, if any, will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

4. CLEANING/JANITORIAL. Except for retail tenants, all cleaning and janitorial services for the Project and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Project for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage to Tenant's property by the janitor or any other employee or any other person.

5. KEYS. Landlord will furnish Tenant, free of charge, with two keys to each for lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

6. ALARMS. If Tenant requires telephonic, burglar alarm or similar services, it shall first obtain Landlord's approval thereof, which shall not be unreasonably withheld by Landlord, and Tenant shall comply with all of Landlord's instructions in their installation.

7. FREIGHT ELEVATOR. Any freight elevator shall be available for use by all occupants of the Project, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Project or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

8. FLOOR LOADING. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord and Landlord's consultant, the cost of which consultant shall be borne by Tenant, shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Project. Heavy objects, if such objects are considered necessary by Tenant, shall stand on such platforms as determined by Landlord or its consultant to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Project or to any space therein to such a degree as to be objectionable to Landlord or to any other occupant of the Project, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Project must be approved by Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Project by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant. If Tenant fails to repair in an expeditious manner any and all damage caused, then Landlord may (but shall not be obligated to) contract for the performance of the repair work, which work shall be billed to Tenant and shall be payable by Tenant to Landlord as Additional Rent within 10 days after Tenant's receipt of the billing.

9. FLAMMABLE; TOXIC MATERIAL. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material except in those limited quantities necessary for the operation or maintenance of office equipment, and then only in such a manner as to ensure the safety of the Premises. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupant of the Project by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals, except seeing-eye dogs when accompanied by their masters.

10. SUPPLEMENTAL HVAC. Tenant shall not use any method of heating or air conditioning other than that supplied or approved in writing by Landlord.

11. WASTAGE. Tenant shall not waste electricity, water, air conditioning or other utilities or supplies furnished to the Premises, and Tenant agrees to cooperate fully with Landlord to assure the most effective operation of the Project's heating, air conditioning and other utility distribution systems, and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice. Tenant shall refrain from attempting to adjust controls other than room thermostats installed in the Premises and intended for Tenant's use. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day. Heat and air conditioning shall be provided during ordinary business hours of generally recognized business days, but not less than the hours of 8:00 a.m. to 6:00 p.m. on Monday through Friday and 9:00 a.m. to 1:00 p.m. on Saturday (excluding in any event Sundays and holidays, it being understood that holidays shall mean and refer to those holidays of which Landlord provides Tenant with reasonable prior written notice which shall in any event include, without limitation, state and federal holidays and those holidays on which the New York Stock Exchange is closed).

12. EXCLUSION OF PERSONS. Landlord reserves the right to exclude from the Project (other than from retail tenants' premises which are open for business) between the hours of 6:00 p.m. any day and 8:00 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Saturdays, Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Project, or has a valid pass and is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Project of any person. Landlord reserves the right to prevent access to the Project in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated, or under the influence of liquor or drugs, or who is in violation of any of the Rules and Regulations of the Project.

13. TENANT SECURITY. Tenant shall close and lock the doors of the Premises and entirely shut off all water faucets or other water apparatus, and, except with regard to Tenant's computers and other equipment which require utilities on a 24-hour basis, all electricity, gas or air outlets before Tenant and its employees leave the Premises each day. Tenant shall be responsible for any damage or injuries sustained by other occupants of the Project or by Landlord for noncompliance with this rule. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

14. EXTRA SERVICES. Office tenants shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services, nor accept barbering or bootblacking services upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

15. LAVATORIES. The toilet rooms, toilets, urinals, wash basins and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant if and to the extent caused by Tenant or its employees or invitees.

16. NO SALES. Except as specifically permitted in the Basic Lease Provisions, Tenant shall not sell, or permit the sale of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public from the Premises. Tenant shall not make any room-to-room or public area solicitation of business from other occupants of the Project or their employees or guests. Tenant shall not use the Premises for any business or activity other than that specifically provided in Tenant's Lease.

17. DAMAGE. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except to install decorative wall hangings. Landlord reserves the right to direct electricians as to where and how telephone, telegraph, telecommunication and computer wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from non-compliance with this rule. If Tenant fails to repair in an expeditious manner any and all damage caused, then Landlord may (but shall not be obligated to) contract for the performance of the repair work, which work shall be billed to Tenant and shall be payable by Tenant to Landlord as additional rent within 10 days after Tenant's receipt of the billing.

18. VENDING MACHINES. Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord.

19. REFUSE. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

20. STORAGE. Except as specifically permitted in the Basic Lease Provisions, the Premises shall not be used for the storage of merchandise held for sale to the general public, nor for lodging, nor for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. Other than restaurants, no cooking shall be done or permitted by Tenant in the Premises, except that use by Tenant of Underwriters' Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven shall be permitted, so long as such equipment and use is in accordance with all recommendations of the manufacturer thereof and all applicable Laws.

21. NO BLOCKAGE. Tenant shall not use in any space or in the public halls of the Project any mail carts or hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve.

22. SAFETY COMPLIANCE. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord and any governmental agency.

23. LANDLORD RESPONSE. The requirements of Tenant will be attended to only upon appropriate application to the office of the Project by an authorized individual. Employees of Landlord shall not be required to perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord shall be required to admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

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                       ADDENDUM TO THE ATRIUM OFFICE LEASE

         BETWEEN L.V. ATRIUM, INC., A CALIFORNIA CORPORATION AS LANDLORD

                                       AND

                           STOCKUP.COM, INC. AS TENANT

                               Dated: July 1, 1999


         The terms of this Addendum shall supplement, amend and, to the extent in conflict with the provisions of the Lease, supersede the above-referenced Lease, to which this Addendum is attached.

SECTION 46 CONDITIONAL FIRST REFUSAL RIGHT. The first time on or after the date of this Lease that the premises currently identified as Suite 600 in the Building and/or the premises currently identified as Suite 625 in the Building (collectively, such two Suites consist of approximately 5,090 leasable square feet and are referred to as the "EXPANSION PREMISES") is (or are) anticipated by Landlord to become the subject of a lease negotiation between Landlord or its representatives and a third party prospective tenant, Landlord shall give Tenant a written notice of that fact within a reasonable time thereafter (each such notice is referred to herein as a "LANDLORD'S NOTICE"). Each time that Landlord gives the Landlord's Notice to Tenant, Tenant shall have the right (that right is referred to as the "FIRST REFUSAL RIGHT") to lease such portion of the Expansion Premises as is specified in the Landlord's Notice, on the same terms and conditions as those under which Tenant is in possession of the Premises demised under this Lease and for a term of four years from the date on which Tenant takes possession of such portion of the Expansion Premises, except that the Base Rent per square foot for such portion of the Expansion Premises as to which Tenant exercises the First Refusal Right shall be $1.65 per rentable square foot during the calendar year 1999, such $1.65 per rentable square foot increasing by five cents per rentable square foot during each calendar year thereafter, in all cases pro-rated for partial calendar years, and with Landlord only required to provide its standard tenant improvements in or with respect to the Expansion Premises; provided, however, that Landlord unilaterally and in its sole and absolute discretion may revoke the First Refusal Right at any time if Tenant (a) has not fully and timely paid and performed each and every term, covenant, obligation and condition of this Lease required to be performed by Tenant from and after the date hereof through and including the date on which Tenant would, but for this proviso, take possession of and occupy the portion of the Expansion Premises (as that term is defined below) with respect to which the determination as to such payment and performance is being made, or (b) fails to give written notice to Landlord of Tenant's exercise of the First Refusal Right within fifteen (15) days after the date on which Landlord gives Tenant the Landlord Notice. If Landlord is obligated to return Tenant's entire security deposit with respect to Suite 900 in the Building at the time Tenant exercises its First Refusal Right, Landlord may elect to hold that security deposit as an addition to the Security Deposit with respect to the Expansion Premises. If Landlord has already returned and/or applied all or a portion of Tenant's security deposit with respect to Suite 900 in the Building at the time Tenant exercises its First Refusal Right, Tenant shall post an addition to the Security Deposit with respect to the Expansion Premises, which addition to the Security Deposit shall be proportionately equal to the security deposit previously provided by tenant in connection with its lease of said Suite 900 in the Building.

SECTION 47 CONDITIONAL DEFERRALS AND ABATEMENTS OF PORTIONS OF BASE RENT. Subject to the next sentence of this Section 47, Tenant shall be entitled to a deferral of 50% of the installments of Base Rent payable pursuant to Section 3.1 of this Lease (including Base Rent for the Expansion Premises, if applicable) on each of January 1, 2000, January 1, 2001 and January 1, 2002, but not those installments payable on any other date (each such deferral is referred to as a "DEFERRAL" and collectively they are referred to as the "DEFERRALS"); provided that Tenant has fully and timely paid and performed each and every term, covenant, obligation and condition of this Lease required to be performed by Tenant from and after the date hereof through and including the date on which the payment of that installment of Base Rent is due. If at any time between the date hereof and the date on which this Lease or the lease with respect to the Expansion Premises, whichever ends later, ends Tenant has not fully and timely paid and performed each and every term, covenant,

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obligation and condition of this Lease required to be performed by Tenant, all prior Deferrals, if any, shall be and become immediately due and payable and, notwithstanding the preceding sentence of this Section 47, there shall be no further Deferrals under this Section 47. If at the time of the termination of this Lease or the lease with respect to the Expansion Premises, whichever ends later, tenant shall have fully and timely paid and performed all of the terms, covenants, obligations and conditions of this Lease required to be performed by Tenant, all Deferrals shall be abated and Tenant's obligations to pay the amounts thereof to Landlord shall expire.

SECTION 48 BASE RENT ABATEMENT PROVISION. Except to the extent provided in
Section 9 of this Lease regarding damage and/or destruction and as provided in this Section 48, Tenant shall be entitled to no abatement or offset of Base Rent, Additional Rent, Operating Costs or other amounts that Tenant is required to pay pursuant to this Lease.

         Tenant shall be entitled to an abatement pursuant to this Section 48 of Base Rent payable pursuant to Section 3.2.2 of the Lease if and only if (a) the entire Premises are rendered unsuitable for the conduct of Tenant's business for a period in excess of five (5) business days, which unsuitability is directly and solely caused by Landlord's failure to provide electricity to the Premises during that entire period of time in breach of Landlord's obligations under this Lease, and (b) Tenant gives Landlord written notice of the commencement of such unsuitability within two (2) business days after the commencement thereof, which notice specifically references this Section 48 and specifies that (x) Landlord is in breach of its obligations to provide electricity to the Premises, (y) the Premises are rendered unsuitable for the conduct of Tenant's business directly and solely as a result of that breach by Landlord, and (z) as a result of that breach by Landlord, Tenant shall be entitled to an abatement of Base Rent pursuant to the provisions of Section 48 of the Lease. Landlord and Tenant shall thereafter consult in good faith to determine if there are temporary measures which can be taken which will eliminate the need for any such abatement of Base Rent. The provisions of this Section 48 are personal to the tenant named in
Section 1.1 of this Lease, and shall not apply to any successor or assign of such named Tenant.

SECTION 49 INSTALLATION OF SATELLITE DISH. Tenant shall be permitted to install one satellite dish, not exceeding 28 inches in diameter, on the roof of the Building in a location designated by Landlord, but only if all of the requirements and conditions set forth in this Section 49 are met. Tenant shall give Landlord not less than 60 days' prior written notice of its intention to install such satellite dish, which notice must contain all specifications related to such dish and its installation, including detailed drawings related thereto. Prior to such installation, Tenant shall have obtained all building and other permits and licenses that are, or that the Landlord shall determined to be, necessary or appropriate for the installation and use of such satellite dish. Tenant shall cause such installation to be made (a) by contractors approved by Landlord and in a manner that eliminates any possibility of a mechanics lien being imposed on Landlord with respect to any work or materials related to such satellite dish or the installation thereof, (b) in a manner that has no effect on any installations of any other tenant on the roof of the Building or any structural aspects of the Project and (c) in a manner that will not weaken or impair the structural strength of the Project. Tenant shall cause the installation, use and operation of such satellite dish to not adversely affect or increase demands on any of the mechanical, electrical, sanitary, or other Systems and Equipment. The provisions of Section 4 of this Lease shall apply to the installation of a satellite dish by or on behalf of Tenant. Subsequent to Tenant's installation of a satellite dish, Tenant promptly shall obtain all permits and licenses that are, or that the Landlord shall determine to be, necessary or appropriate for the use and operation of such satellite dish. Upon installation of such satellite dish by or on behalf of Tenant, it shall be deemed to be a Tenant Alteration for all purposes of this Lease. For the period of time from and including the day on which Tenant commences the installation of a satellite dish on the roof of the Building through the end of the term of this Lease, the Base Rent payable under this Lease, the Base Rent payable under this Lease shall increase by $300 per calendar month, prorated for any partial calendar month.

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